SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ]  Preliminary Information Statement


[ x ]  Definitive Information Statement

[   ]  Confidential, for Use of the
       the Commission Only (as permitted
       by Rule 14c-5(d)(2))

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
--------------------------------------------------------------------------------
               Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------
                                  Common Stock

          Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------
                                       N/A

       Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
                                       N/A

       Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
                                       N/A
       Total fee paid:
       -------------------------------------------------------------------------
                                       N/A

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       Amount Previously Paid:__________________________________________________

       Form, Schedule or Registration Statement No.:____________________________

       Filing Party:____________________________________________________________

       Date Filed:______________________________________________________________

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                                 6 GREENE STREET
                              NEW YORK, N.Y. 10013

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 20, 2001

--------------------------------------------------------------------------------

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Accufacts Pre-Employment Screening, Inc. (the "Company"), will be held on June 20, 2001 at 2:00 p.m. (EDT) at The Embassy Suites - Orlando North, 225 E. Altamonte Drive, Altamonte Springs, Florida 32701 for the following purposes:

           1. Election of five (5) Directors, to serve until their respective successors shall be duly elected and shall qualify;

           2. Ratification of the selection of Meeks, Dorman & Company, P.A. as independent certified public accountants for fiscal year 2001;

           3. Approval of the Accufacts Pre-Employment Screening 2001 Employee Stock Purchase Plan;

           4.     Such other matters as may properly come before the Meeting.

           Pursuant to the By-Laws, the Board of Directors has fixed the close of business on May 1, 2001, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

           So far as Management is, at present, aware, no business will come before the Annual Meeting other than the matters as set forth above.

                       WE ARE NOT ASKING YOU FOR A PROXY,
                   AND YOU ARE REQUESTED NOT TO SEND A PROXY.


Dated:     New York, New York
           May 14, 2001
                                         By Order of the Board of Directors


                                         /s/ Anthony J. Luizzo
                                         ------------------------------
                                         Anthony J. Luizzo, Secretary

                        DEFINITIVE INFORMATION STATEMENT

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                                 6 GREENE STREET
                              NEW YORK, N.Y. 10013

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 20, 2001

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTING NOT TO SEND US A PROXY.

           PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of the Corporation for the Fiscal Year ending December 31, 2000, will be held on June 20, 2001 at 2:00 p.m. (EDT), at The Embassy Suites - Orlando North 225 East Altamonte Drive, Altamonte Springs, FL 32701.

           Shareholders of Record as of May 1, 2001 will be entitled to receive Notice and vote at the Meeting. It is anticipated that this Information Statement will be first mailed to the Company's stockholders, on or before May 21, 2001 in conjunction with the Company's Annual Report on Form 10-KSB. As of the Record Date, there were a total of 6,627,471 shares of the Company's Common Stock outstanding with approximately 850 security holders of record. The Company's 2000 Annual Report to its stockholders on Form 10-KSB is also enclosed and should be read in conjunction with the materials set forth herein.

           The expenses incidental to the preparation and mailing of this Information Statement are being paid by the Company.

           Abstentions and broker non-notes will be counted towards determining whether a quorum is present.

           The holders of common stock are entitled to elect a majority of the Board of Directors.

           The principal executive offices of the Company are located at 6 Greene Street, New York, New York 10013. The telephone number is (800) 955-5411 or (212) 966-0666.

PROPOSAL 1:  ELECTION OF DIRECTORS

           The Board of Directors of the Company proposes that the Company's current directors standing for re-election as well as the newly nominated directors be elected and serve until the next Annual Meeting of the Stockholders and continuing until their successors are elected and qualified.

           The Executive Officers and proposed Directors of the Company and their ages are as follows:

11
                                                                 DIRECTOR OF
                                  POSITION WITH                   ACCUFACTS
NAME                     AGE      ACCUFACTS                          SINCE
----                     ---      ---------                      ------------

Philip Luizzo            35       Chief Executive Officer,            1998
                                  President and Chairman
                                  Of the Board

John C. Svedese          40       Vice President and                  1998
                                  Director

Richard J. Maglio        54       Director                            2001

Anthony J. Luizzo        59       Corporate Secretary and             1998
                                  Director

James Patterson*         49       Director                            2001


------------
*   Denotes newly nominated to serve as director.

The executive officers of the Company are appointed by the Board of Directors to serve until their successors are elected and qualified. Messrs. Frank Luizzo and Joseph W. Slattery have chosen not to stand for re-election to the Board for personal reasons. Neither have any disagreements with the Board or with the Company. Directors of the Company are elected each year at the annual meeting of the stockholders for a term of one year and until their successors are elected and qualified. The following are brief descriptions of the directors, nominees and executive officers of the Company.

Philip Luizzo, the President, Chief Executive Officer and Chairman of the Board of Directors of Accufacts and the President and a Director of Maglio-Accufacts, Inc. (a wholly-owned subsidiary of Accufacts) has served as the President and Chief Executive Officer of Accufacts and its predecessor, Southern Cargo, since 1994 and as President of Maglio-Accufacts since 1999. Mr. Luizzo has an undergraduate degree in finance from The University of Nevada, Las Vegas.

John C. Svedese, the Vice President and a Director of Accufacts and Maglio-Accufacts. Mr. Svedese has been with Accufacts and its predecessor, Southern Cargo, since 1994 and with Maglio-Accufacts since 1999. Among his responsibilities, Mr. Svedese monitors the day-to-day operations of Accufacts in the New York City office. In order to maintain Accufacts' high level of personal as well as professional services, he also acts as the business liaison between Accufacts and its clients.

Richard J. Maglio, Director and the Vice President of Operations and a Director of Maglio-Accufacts since October 1999. From 1986 until it was acquired by Accufacts, he served as the President of Maglio, Inc., a business engaged in providing employment background screening services. Mr. Maglio earned an undergraduate degree in Human Resources Management from the University of Wisconsin-Oshkosh in 1968.

Anthony J. Luizzo, Corporate Secretary since 1998 and a Director of Accufacts and Maglio-Accufacts. Dr. Luizzo is a noted criminologist, security consultant, and author with over 38 years of experience in law enforcement and security management. Since 1989, he has been President and CEO of L.C. Consulting Group, Inc., a security consulting firm. Dr. Luizzo is a former detective with the New York City Police Department and a senior security administrator with the New York City Mayor's Office of Economic Development and Business Services. He holds a B.S. degree in Security Management, an M.A. in Criminology, and a Ph.D. in Criminology.

James Patterson, Director of Accufacts and Maglio-Accufacts. He has served as the President and CEO of Vector Group, an international management consulting firm, since 1997. He is a director of Applied Management Corporation and Chairman of the Board of the Theater at Holy Cross, a non-profit New York theater group. He holds B.S. and M.S. degrees in Economics, and has earned Ph.D. credits in Economics.

All directors hold office until the next annual meeting of stockholders and until their successors have been elected and qualified.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2000, the Board of Directors did not formally meet. The Company presently does not have audit or compensation committees but intends to appoint committees in the near future.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation for each of the last three completed fiscal years ending December 31, earned by the Chief Executive Officer and the most highly compensated executive officer and director.




                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                OTHER ANNUAL
                                                                         COMPENSATION
                                      FISCAL       COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR         SALARY($)           BONUS($)            ($)(1)
---------------------------           ----         ---------           --------            ------
Philip Luizzo, President              2000         $150,000            $0                  $0
           and                        1999         $150,000            $0                  $ 8,400
Chief Executive Officer               1998         $ 49,420            $0                  $0

---------
(1)  Includes a monthly car allowance of $700 per month.



Philip Luizzo is employed as President and Chief Executive Officer of Accufacts under an employment agreement, dated September 1, 1998, as amended. The term of Mr. Luizzo's employment agreement is five years and provides for (i) an annual base salary of $150,000 plus a cost of living adjustment provision, (ii) 10.0% of any profit in excess of $500,000, (iii) reasonable out-of-pocket expenses and
(iv) a monthly car allowance of up to $700. In addition, in the event Mr. Luizzo is terminated without cause or if there is a change-of-control (as defined in the employment agreement) of the Company, Mr. Luizzo is entitled to receive his salary for a period of two years commencing on the date of termination or change-of-control, as the case may be. Also, if the Company terminates the employment agreement without cause, the Company shall purchase Mr. Luizzo's shares in the Company over a period of 6 months at the lesser of (x) market value (average of bid and asked prices) or (y) $1.00 per share.

On October 11, 1999, the Company entered into an employment agreement with Richard J. Maglio, the Vice President of Operations and a Director of the Company's wholly-owned subsidiary Maglio-Accufacts. The term of the employment agreement is for three years, commencing October 11, 1999 until October 11, 2002, during which Mr. Maglio is to be employed as the Vice President of Operations of Maglio-Accufacts. Pursuant to the terms of the employment agreement, Mr. Maglio is to receive an annual base salary of $75,000, which shall be increased by a minimum of 4.0% for each subsequent year, and 3.0% of any profits in excess of $500,000. Mr. Maglio also received options to purchase up to 50,000 shares of Common Stock of Accufacts at a purchase price of $2.50 per share at any time commencing October 11, 2000 until October 11, 2002. During the term of the employment agreement, Mr. Maglio is entitled to be reimbursed for automobile expenses not exceeding $521 per month and for expenses incurred in connection with his employment. Mr. Maglio's compensation under the foregoing employment agreement was $75,000 for the fiscal year ended December 31, 2000.

Accufacts currently does not have a stock option plans in place.

REMUNERATION OF NON-MANAGEMENT DIRECTORS

The Company does not provide any remuneration to non-management Directors.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the exchange act requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and with the NASDAQ Stock Market. Reporting persons are required by the Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Based solely on its review of the copies of such reports received by it, or written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that during the year ended December 31, 2000, the Reporting Persons complied with Section 16(a) filing requirements applicable to them.


PROPOSAL 2:  INDEPENDENT AUDITORS

The Board of Directors has designated, subject to ratification by the shareholders, the firm of Meeks, Dorman & Company P.A. as independent auditors to audit and report on Accufacts' Financial Statement for Fiscal Year 2001. Action by shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board in order to give shareholders the final choice in the designation of independent auditors.

Meeks, Dorman & Company P.A. has no direct or indirect financial interest in Accufacts or in any of its subsidiaries, nor has it had any connection with Accufacts or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of Meeks, Dorman & Company P.A. will be present at the meeting of shareholders and will be available to respond to appropriate questions.

PRIOR CHANGE OF INDEPENENT AUDITORS

On December 8, 2000, by a resolution of the Board of Directors, Accufacts resolved to change auditing firms and dismissed Marcum & Kliegman LLP and retained Meeks, Dorman and Company P.A. The report of Marcum & Kliegman on the Company's financial statements for the past two years did not contain an adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the Company's former accounting firm in any matter of accounting principals, practices, financial statement disclosures or auditing scope or procedures in connection with audits by the Company's former accounting firm for the two most recent fiscal years, and in any subsequent interim period preceding such change of accounting firms.


PROPOSAL 3:   APPROVAL OF THE ACCUFACTS 2001 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors has adopted the 2001 Employee Stock Purchase Plan (the "Plan"), subject to approval by Accufacts shareholders. The Plan provides a means for Accufacts employees to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of Accufacts stock. All employees participating in the Plan will have equal rights and privileges. Under the Plan, eligible participants will be able to purchase shares at an amount equal to the lesser of (a) eighty-five (85%) percent of the Fair Market Value of the shares on the offering Commencement Date, and (b) eighty-five (85%) percent of the Fair Market Value of the shares on the Offering Termination Date. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

The Board of Directors believes that the Plan will encourage broader stock ownership by employees of Accufacts and thereby provide an incentive for employees to contribute to the continued profitability and success of Accufacts. In particular, the Board intends that the Plan offer a convenient means for employees who might not otherwise purchase and hold Accufacts common stock to do so and that the discounted sale feature of the Plan provide a meaningful inducement to participate. The Board believes that employees' continuing economic interest, as shareholders, in the performance and success of Accufacts will enhance the entrepreneurial spirit of Accufacts, which can greatly contribute to long-term profitability.

SUMMARY OF PLAN

The following is a description merely of the material features of the Plan. The full Plan is set forth as Appendix A to this Information Statement, and the following is qualified in its entirety by reference to Appendix A.

The maximum number of shares that may be purchased under the Plan is 400,000 shares, subject to appropriate adjustment in the case of any stock split, stock dividend, reclassifications, or similar extraordinary corporate event affecting Accufacts stock. Shares delivered under the Plan can be either previously unissued shares or shares acquired by Accufacts in the open market.

The Plan will be administered by a committee of directors appointed by the Board of Directors (the "Committee"). The Committee will have authority to interpret the Plan, construe its terms, adopt rules and regulations, prescribe forms, and make all determinations under the Plan.

Effectively, any full-time employee of Accufacts or any designated subsidiary will be eligible to participate in the Plan. Full-time employees are employees whose customary employment with Accufacts or any designated subsidiary is more than 20 hours per week and more than five months per year. Approximately, 50 Accufacts employees currently could be eligible to participate.

An eligible employee may enroll for an offering period by filing an enrollment form with Accufacts at least 10 days before the period commences. After initial enrollment in the Plan, the employee will be automatically re-enrolled in the Plan for subsequent offering periods unless he or she files a notice of withdrawal before a new offering period begins, terminates employment, or otherwise becomes ineligible to participate.

Upon enrollment in the Plan, the employee must elect the rate at which he or she will make payroll contributions for the purchase of Accufacts stock. An employee's contributions will be adjusted downward to the extent necessary to ensure that he or she will not purchase Accufacts stock having a fair market value, as of the beginning of the offering period, in excess of $25,000 in any single calendar year. In the event the employees participation under the Plan will result in ownership in 5% or more of outstock Accufacts stock, the employee will be deemed no longer eligible to participate in the Plan. All employee contributions will be made by means of direct payroll deduction. The contribution rate elected by a participant will continue in effect until modified by the participant, except that an employee may not increase his or her previously elected contribution rate during an offering period and, unless otherwise authorized by the Committee, may elect to decrease his or her previously elected contribution rate no more than once during a given offering period. No additional contributions are permitted by a participant during a given offering period if his or her contribution rate is reduced to zero.

An employee's contributions will be credited to an account maintained on behalf of such employee. The Plan provides that the initial "offering period" means the approximately six month period commencing on the first trading day after June 30 and terminating on the last trading day in December 2001. The Committee may change the beginning date, ending date, and duration of offering periods on a prospective basis, provided that offering periods will in all cases comply with applicable limitations under Section 423 of the Code.

As described above, Accufacts will sell shares directly to the custodian for employee's accounts at a price equal to the lesser of 85 percent of the fair market value of Accufacts stock at the beginning of the offering period or 85 percent of the fair market value of Accufacts stock at the end of the offering period. Shares purchased under the Plan will be credited to the accounts maintained by the custodian for each participant based upon the average cost of all shares purchased. No interest will be credited on payroll contributions pending investment in Accufacts stock. Dividends, if any, paid on Accufacts stock credit to participants' accounts will be automatically reinvested in additional shares by the custodian, either through purchases in the market or directly from Accufacts (no discounts will apply to such dividend reinvestment purchases).

Participants will have the exclusive right to vote or direct the voting of shares credited to their accounts, and will be permitted to withdraw, transfer, or sell their shares without restriction provided an effective registration for the shares is in place or an exemption is available. Participants' rights under the Plan are nontransferable except pursuant to the laws of descent and distribution.

A participant may terminate enrollment in the Plan at any time, effective for payroll periods or offering periods beginning after the filing of a notice of termination of enrollment. Enrollment will also terminate upon termination of a participant's employment by Accufacts or one of its subsidiaries. The custodian will continue to hold Accufacts common stock for the account of such a participant, until the participant sells or withdraws the common stock, but in no event more than one year after the participant ceases to be employed. An employee is entitled to a refund for contributions made during an offering period upon retirement, death or termination in accordance with the Plan.

In the event of a change in control of Accufacts, the Committee in its sole discretion, may elect to terminate the Purchase Period in any offering than in effect as of the last day of the month during which the Change in Control occurs with the effect that such day will be the Offering Termination Date of such offering.

Accufacts will pay costs and expenses incurred in the administration of the Plan and maintenance of accounts, and will pay brokerage fees and commissions for purchases, if applicable. Accufacts will not pay brokerage fees and expenses relating to sales of stock acquired under the Plan by participants, and participants may be charged reasonable fees by the custodian for withdrawals of share certificates and other specified services. The custodian will be responsible for furnishing account statements to participants.

The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan without further shareholder approval, except that shareholder approval must be obtained under Section 423 of the Code or Rule 16b-3 or if required by law or regulation or under the rules of any automated quotation system or securities exchange on which Accufacts common stock is then quoted or listed. Shareholder approval will not necessarily be required for amendments that might increase the cost of the Plan or broaden eligibility. The Plan will continue until terminated by action of the Board, although as noted above the number of shares authorized under the Plan is limited.

On May 8, 2001, the last reported sale price of Accufacts common stock on the Over-The-Counter Bulletin Board was $ .20 per share.

FEDERAL INCOME TAX CONSEQUENCES

Rights to purchase shares under the Plan are intended to constitute "options" issued pursuant to an "Employee stock purchase plan" within the meaning of
Section 423 of the Code. Accufacts believes that under present law the following Federal income tax consequences would generally result under the Plan:

(1) No taxable income results to the participant upon the grant of a right to purchase or upon the purchase of shares for his or her account under the Plan (although the amount of a participant's payroll contributions under the Plan will be taxable as ordinary income as if received by the participant).

(2) If the participant disposes of shares within two years after the first day of an offering period with respect to which he or she purchased the shares or within one year after the purchase date, then at that time the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of purchase over the amount of the participant's payroll deductions used to purchase the shares. The participant will be considered to have disposed of a share if the participant sells, exchanges, makes a gift or transfers (except by death) legal title to the share.

(3) If the participant (i) disposes of shares more than two years after the day of an offering period with respect to which he or she purchased the shares and more than one year after the purchase date, or (ii) dies at any time while holding shares acquired under the Plan, then at the time the participant disposes of the shares he or she will recognize ordinary income in an amount equal to the lesser of (x) the fair market value of the shares on the first day of the offering period, and (y) the excess of the fair market value of the shares on the date of disposition or death over the amount of the participant's payroll deduction used to purchase the shares.

(4) In addition, the participant will recognize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of Accufacts common stock and the participant's basis in the common stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5) If the holding periods described in (2) and (3) above are satisfied, Accufacts will not receive any deduction for Federal income tax purposes with respect to any discount in the sale price of shares purchased under the Plan. If either of the holding periods is not satisfied, Accufacts generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income.

(6) Dividends, if any, on shares purchased pursuant to the Plan will be taxable as ordinary income in the year paid.

The foregoing provides only a general description of the application of Federal income tax laws to the Plan and does not purport to be complete. The summary does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Because of the complexities of the tax laws, participants are urged to consult a tax advisor as to their individual circumstances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company's outstanding Common Stock as of March 31, 2001, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each Named Executive Officer,
(iii) each of the Company's directors and (iv) all executive officers and directors as a group. Unless otherwise indicated below, all persons listed have sole voting and investment power with respect to their shares of Common Stock except to the extent that authority is shared by spouses under applicable law.



                                                AMOUNT AND NATURE OF         PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)        BENEFICIAL OWNERSHIP (2)     CLASS (3)
----------------------------------------        ------------------------     ----------
Philip Luizzo                                         3,770,000                  56.9%
John C. Svedese                                               0                     --
Richard J. Maglio(4)                                    177,471                   2.7%
Anthony J. Luizzo                                             0                     --
James Patterson                                               0                     --
All executive officers and directors
      as a group (six persons)                        3,947,471                  59.6%


----------

(1) Unless otherwise noted, the address for each individual is in care of Accufacts Pre-Employment Screening, Inc., 6 Greene Street, New York, New York 10013.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of filing this Form 10-KSB has been exercised. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3)  Based on 6,627,471 shares of Common Stock as of March 31, 2001.

(4) Address for reporting person is c/o Maglio-Accufacts Pre-Employment Screening, Inc., 2180 West State Road 434, Suite 4150, Longwood, Florida 32779.


DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2002 Annual Meeting of Stockholders no later than January 21, 2002, if any such proposal is to be eligible for inclusion in the Company's Proxy/Information Statement materials for its 2002 Annual Meeting. Under such rules the Company is not required to include stockholder proposals in its Proxy/Information Statement materials unless certain other conditions specified in such rules are met.


OTHER MATTERS

Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to herein.

VOTING PROCEDURE

Under Delaware law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item. There are no cumulative voting rights for the shareholders of the Company.

The Company is not aware of any other agenda item to be added to the agenda as it has not been informed by any stockholder of any request to do so.

There are no matters on the agenda which involve rights of appraisal of a stockholder. The Company incorporates by reference all items and maters contained in its Form 10-KSB for the Fiscal Year ended December 31, 2000 as filed with the Securities and Exchange Commission (the "Commission") in addition to Form 10-QSB and Form 8-K Reports as filed with the Commission.

                       By Order of the Board of Directors


                                               /s/ Philip Luizzo
                                               -------------------------------
                                               Philip Luizzo, President

Dated:     New York, New York
           May 18, 2001

APPENDIX A

                     ACCUFACTS PRE-EMPLOYMENT SCREENING 2001
                          EMPLOYEE STOCK PURCHASE PLAN

           1. PURPOSE OF THE PLAN. This Employee Stock Purchase Plan of Accufacts Pre-Employment Screening, Inc. adopted on this ___ day of ______, 2001, is intended to encourage eligible employees of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future. It is the Company's intention that this Employee Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

           2. DEFINITIONS. When used herein, the following terms shall have the meanings set forth below:

           2.1 "ACCOUNT" means the funds accumulated with respect to an Employee as a result of deductions from his paycheck for the purpose of purchasing Shares under the Plan. The funds allocated to an Employee's Account shall remain the property of the Employee at all times but may be commingled with the general funds of the Company.

           2.2 "BOARD" means the Board of Directors of Accufacts Pre-Employment Screening, Inc.

           2.3 "CHANGE IN CONTROL" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board); provided, that, without limitation, such a change in control shall be deemed to have occurred if:

(a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

(b) During any period of two (2) consecutive years (not including any period prior to the date the Plan is adopted by the Board) there shall cease to be a majority of the Board comprised of Continuing Directors; or

(c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                    (ii) the stockholders of the Company approve a plan of
               complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

           2.4 "CODE" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

           2.5 "COMMITTEE" means the Compensation and Stock Option Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in Rule 16b-3 and in the Plan.

           2.6 "COMPANY" means Accufacts Pre-Employment Screening, Inc.

           2.7 "ELIGIBLE COMPENSATION" means the regular compensation (i.e., straight time earnings or draw) earned by an Employee during a payroll period, before deductions or withholdings, but shall exclude, unless the Committee determines otherwise, all other amounts, including, but not limited to, (i) amounts paid as bonuses, for overtime, as the reimbursement of expenses and other additional compensation, (ii) all amounts contributed by the Company or any Subsidiary under any profit-sharing, pension, retirement, group insurance or other employee welfare benefit plan or trust whether now in existence or hereinafter adopted and (iii) any income from stock option exercises or other equity based compensation.

           2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

           2.9 "EMPLOYEES" means persons employed by the Company or any of its Subsidiaries; provided, however, that no person shall be considered an Employee unless he (i) is customarily employed by the Company or any of its Subsidiaries for more than twenty (20) hours per week and more than five (5) months in a calendar year and (ii) has been employed by the Company or any of its Subsidiaries for at least twelve (12) consecutive months as of the Offering Commencement Date of any such offering.

           2.10 "FAIR MARKET VALUE" means, with respect to the Shares, the closing price of the Shares on the last business day prior to the date on which the value is to be determined, as reported on the Over-The-Counter Bulletin Board or such other source of quotation for, or reports of, trading activity in Shares as the Committee may from time to time select.

           2.11 "OFFERING COMMENCEMENT DATE" means January 1 or July 1, as the case may be, or any other date determined by the Committee, on which a particular offering begins.

           2.12 "OFFERING TERMINATION DATE" means the June 30 or December 31, as the case may be, or any other date determined by the Committee, on which a particular offering terminates.

           2.13 "OPTION" means the right granted to an Employee to purchase Shares pursuant to an offering made under the Plan and pursuant to such Employee's election to purchase Shares in such offering, at a price, and subject to such limitations and restrictions as the Plan and the Committee may impose.

           2.14 "PARENT" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           2.15 "PLAN " MEANS Accufacts' Employee Stock Purchase Plan.

           2.16 "PURCHASE PERIOD" means the period commencing on the Offering Commencement Date and ending on the Offering Termination Date during which installment payments for Shares purchased pursuant to Options granted pursuant to an offering made under the Plan shall be made.

           2.17 "RULE 166-j" means Rule 16b-3 of the General Rules and Regulations of the Exchange Act, as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

           2.18 "SHARES" means shares of the Company's $.01 par value common stock or, if by reason of the adjustment provisions contained herein, any rights under the Plan pertain to any other security, such other security.

           2.19 "SUBSIDIARY" or "SUBSIDIARIES" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           2.20 "SUCCESSOR" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Employee.

           3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time pursuant to offerings made under the Plan, an aggregate of 400,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. The number of Shares reserved under the Plan may be issued pursuant to the exercise of Options granted pursuant to one or more offerings made under the Plan. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

           4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee to administer the Plan. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine when offerings will be made under the Plan, the number of Shares available for purchase in any such offering, and the terms and conditions of any such offering; to amend or cancel options (subject to Section 25 of the Plan); to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan. All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

           5. OFFERINGS. Unless the Committee, in its discretion, determines otherwise, the Plan will be implemented by up to twenty (20) consecutive six (6) month offerings. The first offering under the Plan shall commence on July 1, 2001 and terminate on December 31, 2001. Thereafter, offerings shall commence on each subsequent January 1 and July 1 and terminate on the following June 30 and December 31, respectively, of such year until the Plan is terminated or no additional Shares are available for purchase under the Plan.

           6. ELIGIBILITY TO PARTICIPATE IN OFFERINGS. All Employees shall be eligible to participate in the Plan; provided, however, that the Committee may exclude the Employees of any specified Subsidiary from any offering made under the Plan; and provided further, that the Committee may determine that any offering of Shares made under the Plan will not be extended to highly compensated Employees (within the meaning of Section 414(q) of the Code).

           7. PARTICIPATION. An eligible Employee may become a participant in the Plan by completing, signing and filing a subscription agreement ("Subscription Agreement") which shall designate a whole percentage of his Eligible Compensation, not to exceed ten percent (10%), to be withheld during the Purchase Period of any offering in which he participates, and any other necessary papers, including, but not limited to, any forms required to establish a brokerage account at a brokerage firm designated by the Committee in the Employee's name for the purpose of holding any Shares purchased pursuant to the Plan, with such person as the Committee may designate at least ten (10) days prior to the Offering Commencement Date of the first offering in which he wishes to participate. After completing, signing and filing a Subscription Agreement and any other necessary papers in accordance with the preceding sentence, an Employee shall be deemed to have become a participant in the Plan for each subsequent offering until the Employee withdraws from the Plan in accordance with Section 14 hereof, is deemed to have withdrawn from the Plan in accordance with Section 19 hereof, or otherwise gives written notice of his intent to withdraw to such person as the Committee may designate. Except as otherwise provided in Section 14, if an Employee desires to change the percentage of his Eligible Compensation to be withheld and applied to the purchase of Shares, or if an Employee who withdraws from the Plan desires to re-enter the Plan, he must file a new Subscription Agreement in accordance with this Section 7 at least ten
(10) days prior to the Offering Commencement Date of the particular offering to which such change or re-entry is intended to apply. An Employee's re-entry into the Plan cannot become effective before the beginning of the next offering following his withdrawal; provided, however, if an Employee is subject to
Section 16(b) of the Exchange Act, his re-entry into the Plan must comply with the requirements of Rule 16b-3 for all transactions under the Plan to be exempt from Section 16(b) of the Exchange Act. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

           8. GRANT OF OPTIONS. Subject to the limitations set forth in Sections 6 and 9 of the Plan, on the Offering Commencement Date of each offering made under the Plan, each Employee who has previously elected to participate in the Plan shall automatically be granted an Option for as many full Shares as he will be able to purchase with the payroll deductions credited to his Account during the Purchase Period of that offering. In the event the total maximum number of Shares resulting from all elections to purchase under any offering of Shares made under the Plan exceeds the number of Shares offered, the Company reserves the right to reduce the maximum number of Shares which Employees may purchase pursuant to their elections to purchase, to allot the Shares available in such manner as it shall determine (subject to the requirements of Section 423 of the Code), but generally pro rata to subscriptions received, and to grant Options to purchase only for such reduced number of Shares. Notice of any such reduction shall be given to each participating Employee. In the event an Employee's election to purchase Shares pursuant to an offering made under the Plan is cancelled, in whole or in part, pursuant to the provisions of the Plan, a proportionate portion of the Option granted to such Employee shall automatically terminate.

           9. LIMITATIONS OF NUMBER OF SHARES WHICH MAY BE PURCHASED. The following limitations shall apply with respect to the number of Shares that may be purchased by each Employee who elects to participate in an offering made under the Plan:

               (a) No Employee may purchase, or elect to purchase, Shares during any one offering pursuant to the Plan for an aggregate purchase price in excess of ten percent (10%) of his Eligible Compensation during the Purchase Period applicable to such offering.

               (b) No Employee shall be granted an Option to purchase Shares under the Plan if such Employee immediately after such Option is granted, owns stock (within the meaning of Section 424(d) of the Code, and including stock subject to purchase under any outstanding options) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or, if applicable, any Subsidiary or, if applicable, a Parent.

               (c) No Employee shall be granted an Option to purchase Shares which permits his right to purchase stock under the Plan and all other employee stock purchase plans of the Company and, if applicable, a Subsidiary, and, if applicable, a Parent, to accrue (as determined under Section 423(b) (8) of the Code) at a rate which exceeds ($25,000) of fair market value of such stock (determined on the date the Option to purchase is granted) for each calendar year in which such Option is outstanding at any time.

           10. EXERCISE PRICE. Unless the Committee, in its discretion, determines to set a higher per Share exercise price, the per Share exercise price for Shares subject to purchase under Options granted pursuant to an offering made under the Plan shall be an amount equal to the lesser of (a) eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering Commencement Date, and (b) eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering Termination Date.

           11. METHOD OF PAYMENT. Payment of the exercise price of any Option granted pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment. Each Employee electing to participate in an offering of Shares made under the Plan shall authorize the Company pursuant to Section 7 of the Plan to withhold a designated amount from his regular weekly, bi-weekly, semimonthly or monthly pay for each payroll period during the Purchase Period, which amount, expressed as a percentage, may not exceed ten percent (10%) of his Eligible Compensation. All such payroll deductions made for an Employee shall be credited to his Account. An Employee may not make any separate cash payments into his Account, nor may payment for Shares be made other than by payroll deduction. No interest shall accrue on the amounts credited to an Employee's Account pursuant to this Section 11.

           12. EXERCISE OF OPTIONS. As of the close of business on the Offering Termination Date of any offering of Shares made under the Plan, each outstanding Option shall automatically be exercised. Subject to the limitations in Sections 6, 8 and 9 of the Plan, upon the exercise of an Option, the aggregate amount of the payroll deductions credited to the Account of each Employee as of that date will automatically be applied to the exercise price for the purchase of that number of Shares, rounded to the nearest whole share, equal to the Account balance divided by the exercise price. A certificate representing the Shares so purchased shall be delivered to the Employee or the Employee's Successor, or, in the Committee's discretion, to a brokerage account established for the benefit of the Employee or the Employee's Successor (which contains such terms and conditions as the Committee may designate), as soon as reasonably practicable after the exercise of the Option. Unless an Employee notifies the Company in writing not to carry over the balance of his Account to the next offering, the Company shall carry over the balance of his Account to the next offering. Upon termination of the Plan, the balance of each Employee's Account shall be returned to him.

           13. RIGHTS AS STOCKHOLDER. An Employee will become a stockholder of the Company with respect to Shares for which payment has been received at the close of business on the Offering Termination Date. An Employee will have no rights as a stockholder with respect to Shares under an election to purchase Shares until he has become a stockholder as provided above.

           14. CANCELLATION OF ELECTION TO PURCHASE. An Employee who has elected to purchase Shares pursuant to any offering made under the Plan may cancel his election in its entirety or may partially cancel his election (as set forth in his Subscription Agreement) by reducing the percentage amount which he has authorized the Company to withhold from his Eligible Compensation for each payroll period during the Purchase Period. Any such full or partial cancellation shall be effective upon the delivery by the Employee of written notice of cancellation to such person as the Committee may designate. Such notice of cancellation must be so delivered before the close of business on the third to last business day of the Purchase Period. If an Employee partially cancels his original election by reducing the amount authorized to be withheld from his pay, he shall continue to make installment payments at the reduced rate for the remainder of the Purchase Period, and for any subsequent offering in which he participates unless he files a new Subscription Agreement in accordance with
Section 7 hereof.

An Employee's rights upon the full or partial cancellation of his election to purchase Shares shall be limited to the following:

               (a) He may receive in cash, as soon as practicable after delivery of the notice of cancellation, the amount then credited to his Account, except that, in the case of a partial cancellation, he must retain in his Account an amount equal to the amount of his new payroll deduction times the number of payroll periods in the Purchase Period through the date of cancellation, or

               (b) He may have the amount credited to his Account at the time the cancellation becomes effective applied to the purchase of the number of Shares such amount will then purchase. The purchase of Shares will become effective at the close of business on the Offering Termination Date.

               In the case of a full cancellation, the Employee shall be deemed to have withdrawn from the Plan. To reenter the Plan, the Employee must file a new Subscription Agreement in accordance with Section 7.

           15. LEAVE OF ABSENCE OR LAYOFF. An Employee purchasing Shares under the Plan who is granted a leave of absence (including a military leave) or is laid off during the Purchase Period may at that time elect to suspend payments during the leave of absence, or, in the case of a layoff, he may suspend payments for not more than ninety (90) days, but, in either case, not beyond the last day of the Purchase Period. Any such suspension shall be treated as a partial cancellation of his election to purchase Shares.

                     If the Employee does not return to active service upon the expiration of his leave of absence or within ninety (90) days from the date of his layoff, his election to purchase shall be deemed to have been canceled at that time, and the Employee's only right will be to receive in cash the amount credited to his Account.

           16. EFFECT of FAILURE TO MAKE PAYMENTS WHEN DUE. If in any payroll period an Employee who has filed an election to purchase Shares under the Plan has no pay or his pay is insufficient (after other authorized deductions) in any payroll period to permit deduction of his installment payment, the amount of such deficiency shall be treated as a partial cancellation of his election to purchase Shares.

           17. RETIREMENT. If an Employee who retires in a manner entitling him to early, normal or late retirement benefits under the provisions of any retirement plan of the Company or a Subsidiary in which the Employee participates (or if no such plan then exists, at or after age sixty-five (65) ) has an election to purchase Shares in effect at the time of his retirement, he may, within three (3) months after the date of his retirement (but in no event later than the close of business on the third to last business day of the Purchase Period), by delivering written notice to such person as the Committee may designate, elect to:

               (a) Receive in cash, as soon as practicable after delivery of such notice, the amount then credited in his Account, or

               (b) Have the amount credited to his Account at the time of the termination of his employment by reason of retirement applied to the purchase of the number of Shares such Account will then purchase, such purchase to be effective as of the Offering Termination Date.

               If no such notice is given within such period, the election will be deemed canceled as of the date of retirement and the only right of the Employee will be to receive in cash the amount credited to his Account.

           18. DEATH. If an Employee, including a retired Employee, dies and has an election to purchase Shares in effect at the time of his death, the Employee's Successor may, within three (3) months from the date of death (but in no event later than the close of business on the third to last business day of the Purchase Period), by delivering written notice to such person as the Committee may designate, elect to:

               (a) Receive in cash, as soon as practicable after delivery of such notice, the amount then credited in the Employee's Account, or

               (b) Have the amount credited to the Employee's Account at the time of the Employee's death applied to the purchase of the number of Shares such Account will then purchase, such purchase to be effective as of the Offering Termination Date.

               If no such notice is given within such period, the election will be deemed canceled as of the date of death, and the only right of such Successor will be to receive in cash the amount credited to the Employee's Account.

           19. TERMINATION of EMPLOYMENT OTHER THAN FOR RETIREMENT OR DEATH. If an Employee's employment is terminated for any reason other than retirement or death prior to the end of the Purchase Period of any offering, the Employee's rights under the Plan will terminate at such time. A notice to withdraw from the Plan will be considered as having been received from the Employee on the day his employment ceases, and the only right of the Employee will be to receive the cash then credited to his Account.

           20. NONTRANSFERABILITY of OPTIONS. An Option, or an Employee's right to any amounts held for his Account under the Plan, shall not be transferable, other than (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder or in the event of death, the holder's Successor or (b) if permitted pursuant to the Code and the Regulations thereunder without affecting the Option's qualification under Section 423 of the Code, pursuant to a qualified domestic relations order.

           21. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option.

           22. CHANGE IN CONTROL. Notwithstanding anything to the contrary herein, in the case of a Change in Control of the Company, the Board may, in its sole discretion, elect to terminate the Purchase Period of any offering then in effect as of the last day of the month during which the Change in Control occurs, with the effect that such day will be the Offering Termination Date of such offering.

           23. TAXES. The Employee, or his Successor, shall promptly notify the Company of any disposition of Shares acquired pursuant to the exercise of an Option under the Plan and the Company shall have the right to deduct any taxes required by law to be withheld as a result of such disposition from any amounts otherwise payable then or at any time thereafter to the Employee. The Company shall also have the right to require a person entitled to receive Shares pursuant to the exercise of an Option to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to the Shares before the certificate for such Shares is delivered pursuant to the Option.

           24. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date the Plan becomes effective, and an Option shall not be granted under the Plan after that date although the terms of any Options may be amended at any date prior to the end of its term in accordance with the Plan. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

           25. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 423 of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

           26. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares to or for the benefit of an Employee pursuant to the exercise of an Option may be postponed by the Company such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require an Employee to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant to the exercise of an Option.

           27. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

           28. NO CONTRACT OF EMPLOYMENT. Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Employee.

           29. EFFECTIVENESS OF THE PLAN. The Plan shall become effective on July 1, 2001. Notwithstanding the foregoing, unless the Plan is approved by the Company's stockholders either (i) at a meeting duly held in accordance with Delaware law within twelve (12) months after being adopted by the Board, or (ii) by a written consent in accordance with Delaware law within twelve (12) months after being adopted by the Board, the Plan and all Options made under it shall be void and of no force and effect.

           30. OTHER PROVISIONS. As used in the Plan, and in other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

Adopted effective _____________, 2001

                                     Accufacts Pre-Employment Screening, Inc.




                                     By: ______________________________________